SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of report (Date of earliest event reported) January 19, 1996
                                                 ----------------

                   MRI Business Properties Fund, Ltd. III
____________________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)

                                 California
_____________________________________________________________________
               (State or Other Jurisdiction of Incorporation)

        0-15348                               94-2969782
___________________________      ____________________________________
(Commission File Number)        (I.R.S. Employer Identification No.

c/o Insignia Financial Group, Inc.,
One Insignia Financial Plaza, P.O. Box 1089
Greenville, South Carolina                            29602
_____________________________________________________________________
   (Address of Principal Executive Offices)         (Zip Code)

                              (803)   239-1000
_____________________________________________________________________
            (Registrant's Telephone Number, Including Area Code)

             5665 Northside Drive, N.W., Atlanta, Georgia 29602
_____________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Change in Control

          On August 17, 1995, Michael L. Ashner, Martin Lifton, Arthur N. Queler and certain of their respective family members, and AP-NPI II L.P., a Delaware limited partnership, entered into an agreement to sell to IFGP Corporation, a Delaware corporation, an affiliate of Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), all of the issued and outstanding common stock of National Property Investors, Inc., a Delaware corporation ("NPI"), for an aggregate purchase price of $1,000,000. NPI is the sole shareholder of NPI Equity Investments II, Inc., a Florida corporation ("NPI Equity"), the managing general partner of Fox Realty Investors, a California general partnership ("FRI"). FRI is the general partner of Montgomery Realty Company-85 and of MRI Associates, Ltd. III, the general partners of the Registrant. All of the funds used in making the purchase were drawn under a revolving credit facility established by a syndicate of lenders for the benefit of Insignia, with First Union National Bank of South Carolina as Administrative Agent and Lehman Commercial Paper, Inc. as Syndication Agent. The closing of the transactions contemplated by the above mentioned agreement (the "Closing") occurred on January 19, 1996.

          Upon the Closing, the officers and directors of NPI and NPI Equity resigned and Insignia caused new officers and directors of each of those entities to be elected. Insignia does not now own, directly or indirectly, any units of limited partnership of the Registrant.

Item 2.   Acquisition or Disposition of Assets

          On January 12, 1996, the Registrant sold its Residence Inn - Sacramento property to an unaffiliated third party for $14,400,000. After satisfying the existing debt on the property ($7,691,494) and other closing costs, net proceeds to the Registrant were approximately $6,500,000. The sale resulted in a gain to the Registrant of approximately $3,500,000. In addition, after a final accounting is performed by the management company for the property, additional amounts may be payable to the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

(b)  Pro Forma Financial Information:

          The required pro forma financial information will be provided in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1995.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MRI BUSINESS PROPERTIES FUND, LTD. III

                              By:  Montgomery Realty Company-85,
                                   its managing general partner

                              By:  Fox Realty Investors,
                                   its managing partner

                              By:  NPI Equity Investments II, Inc.
                                   its managing partner



Date:  February 5, 1996       By:  /s/ John K. Lines
                                   ----------------------------------------
                                   Name:     John K. Lines
                                   Title:    Vice President/
                                             Secretary